Exhibit 10.06(a)

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of September 17, 2004 (the “Amendment”) by and between CERTEGY INC., a Georgia corporation (the “Borrower”), and Wachovia Bank, National Association f/k/a First Union National Bank, a national banking association (“Wachovia” or “Lender”).

WHEREAS, the Borrower, and the Lender are parties to that certain Credit Agreement dated as of June 29, 2001, by and between the Borrower and the Lender (the “Credit Agreement”), pursuant to which the Lender has made available certain financial accommodations to the Borrower;

WHEREAS, through letter agreements between the Lender and the Borrower, the Credit Agreement has been amended to extend the maturity date thereof to June 28, 2005 and decrease the maximum principal amount of the loans available thereunder at any given time from $130,000,000 to $100,000,000 (as so amended, as amended hereby and as may hereafter be amended, the “Agreement”; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement); and

WHEREAS, the parties wish to amend the Agreement, but only on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Amendments.

(a) The Agreement is hereby amended by deleting the definition of “Acquisition” in Section 1.1 and inserting in lieu thereof the following:

“Acquisition” shall mean any acquisition, whether by stock purchase, asset purchase, merger, consolidation or otherwise of all or substantially all of the capital stock or assets of a Person or the acquisition of a business line of a Person. For the avoidance of doubt, the purchase price paid, and any debt incurred or obligations assumed, by a Person in connection with an Acquisition (along with the related costs and expenses incurred by such Person) shall not be deemed to be an “Investment” by such Person under the provisions of this Agreement.

(b) The Agreement is hereby further amended by deleting the definition of “Permitted Investments” in Section 1.1 and inserting in lieu thereof the following:

“Permitted Investments” shall mean:

(i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof;

(ii) commercial paper having the highest rating, at the time of acquisition thereof, of S&P or Moody’s and in either case maturing within six months from the date of acquisition thereof;

(iii) certificates of deposit, bankers’ acceptances and time deposits maturing within 180 days of the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

(iv) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria described in clause (iii) above;

(v) mutual funds investing solely in any one or more of the Permitted Investments described in clauses (i) through (iv) above; and

(vi) with respect to investments made by Foreign Subsidiaries, Investments (with maturities less than one year) of a non-speculative nature which are made with preservation of principal as the primary objective and in each case in accordance with normal investment practices for cash management of such Foreign Subsidiaries.

(c) The Agreement is hereby further amended by deleting the definition of “Restricted Investments” in Section 1.1 and inserting in lieu thereof the following:

“Restricted Investment” shall mean Investments by the Borrower or any of its Consolidated Subsidiaries in any Person other than the Borrower and its Consolidated Subsidiaries. In the event that any Investment made by the Borrower or any of its Consolidated Subsidiaries is not otherwise permitted under the provisions of this Agreement, such Investment shall be deemed to be a Restricted Investment.

(d) The Agreement is hereby further amended by deleting the definition of “Total Acquisition Consideration” in Section 1.1 and inserting in lieu thereof the following:

“Total Acquisition Consideration” shall mean as at the date of any Acquisition: (a) the sum of, without duplication, (i) the amount of any cash and fair market value of other property given as consideration, including at such date the deferred payment of any such amounts, (ii) the amount (determined by using the outstanding amount or the amount payable at maturity, whichever is greater) of any obligations for money borrowed incurred, assumed or acquired by the Borrower or any Subsidiary in connection with such Acquisition, (iii) all amounts paid in respect of covenants not to compete and consulting agreements that should be recorded on the financial statements of the Borrower and its Subsidiaries in accordance with GAAP, and (iv) the aggregate fair market value of all other consideration given by the Borrower or any Subsidiary (including any shares of capital stock of the Borrower or any Subsidiary) in connection with such Acquisition; minus (b) all cash and cash equivalents (as determined in accordance with GAAP) acquired in connection with such Acquisition as reflected on a balance sheet for the acquired company or acquired assets, as applicable (prepared as of the closing date of the Acquisition).

(e) The Agreement is hereby further amended by adding the following definition to Section 1.1 of the Agreement:

“Capital Management Subsidiary” shall mean a domestic Wholly-Owned Subsidiary (direct or indirect) of the Borrower whose activities are limited to making and maintaining Investments in Subsidiaries of the Borrower and Permitted Investments and activities incidental thereto.

(f) The Agreement is hereby further amended by adding the following definition to Section 1.1 of the Agreement:

“Capital Management Subsidiary Transfer” shall mean one or more transfers on or prior to September 30, 2004 of Investments by the Borrower and its Consolidated Subsidiaries to the Capital Management Subsidiary in an aggregate amount not to exceed $300,000,000.

(g) The Agreement is hereby further amended by adding the following definition to Section 1.1 of the Agreement.

“Foreign Subsidiary” shall mean any direct or indirect Subsidiary of the Borrower that is organized under the laws of a jurisdiction other than the United States of America or any political subdivision thereof.

(h) The Agreement is hereby further amended by adding the following definition to Section 1.1 of the Agreement:

“Intercompany Note” shall mean one or more intercompany notes executed and delivered by and among the Borrower and/or any of its Subsidiaries in substantially the form attached hereto as Exhibit F or any other form approved by the Lender.

(i) The Agreement is hereby further amended by deleting Section 5.16 in its entirety and inserting in lieu thereof the following new Section 5.16:

Section 5.16. Investments, Loans, Acquisitions, Etc. The Borrower will not, and will not permit any of its Consolidated Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a Wholly-Owned Subsidiary prior to such merger), any common stock, evidence of indebtedness or other securities (including any option, warrant, or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person (all of the foregoing being collectively called “Investments”, which term shall include all Restricted Investments but shall exclude all Acquisitions and shall exclude the rendition of services and provision of property or any charge therefor), or consummate any Acquisitions, except:

(a) Permitted Investments;

(b) Guarantees constituting Indebtedness not prohibited by Section 5.13; provided, that the aggregate principal amount of Indebtedness of Consolidated Subsidiaries or any other entity that is Guaranteed by the Borrower or any other Consolidated Subsidiary shall be subject to the limitations set forth in clauses (c) and (d) hereof;

(c) Investments by (i) the Borrower in its domestic Consolidated Subsidiaries; (ii) the Borrower and its domestic Consolidated Subsidiaries in all Foreign Subsidiaries and (iii) all Foreign Subsidiaries in all domestic Consolidated Subsidiaries and in the Borrower, all to the extent existing on March 31, 2004 and identified on Schedule 5.16 hereof (provided, however, that where offsetting Investments exist between any two Persons, all such Investments between such Persons existing on March 31, 2004 shall be deemed permitted under this Section 5.16(c) even though Schedule 5.16 gives effect to the netting of such Investments between those Persons by disclosing only a single investment by one Person in the other Person);

(d) (i) Investments (other than Investments in Consolidated Subsidiaries in the form of loans and Investments resulting from the Capital Management Subsidiary Transfer) made after March 31, 2004 by the Borrower and its Consolidated Subsidiaries in all Consolidated Subsidiaries (domestic or foreign) and all Restricted Investments (whether in the form of loans or equity) made at any time; provided, however, that the Aggregate Net Amount (defined below) of such Investments and Restricted Investments, without duplication, shall not exceed $200,000,000.

(ii) Investments (including, without limitation, those in the form of loans) made after March 31, 2004 by the Borrower and its domestic Consolidated Subsidiaries in all Foreign Subsidiaries; provided, however, that (i) the Aggregate Net Amount of such Investments made after March 31, 2004 (together with, but without duplication, all Guarantees made after March 31, 2004 by the Borrower and its domestic Consolidated Subsidiaries of Indebtedness of all Foreign Subsidiaries) shall not exceed $100,000,000. To the extent that a particular Investment is of the type contemplated by both clause (d)(i) and clause (d)(ii) of this Section 5.16, it must comply with both such clauses.

(iii) Investments made in the form of loans at any time by the Borrower to its domestic Consolidated Subsidiaries or by any domestic Consolidated Subsidiaries to the Borrower or its domestic Consolidated Subsidiaries. Any Investments made by the Borrower or any Consolidated Subsidiary in any Consolidated Subsidiary (domestic or foreign) in the form of loans shall be permitted only if otherwise permitted hereunder and evidenced by an Intercompany Note. Any Investments in the form of loans may be forgiven by the payee thereof, in whole or in part, or otherwise converted by the payee, in whole or in part, into equity Investments so long as (y) immediately before and immediately after giving effect to the forgiveness or conversion of such loans, no Event of Default shall have occurred and be continuing and (z) the Borrower and its Consolidated Subsidiaries shall otherwise be in compliance with the limitations on Investments set forth in this Section 5.16 after giving effect to such forgiveness or conversion.

(iv) The term “Aggregate Net Amount” shall mean the sum (whether positive or negative) of the following Investments maintained by the relevant Person(s) making such Investments (collectively, the “Investors”) in the other relevant Person(s) (collectively, the “Investees”): (a) with respect to equity Investments, if applicable, the amount of the equity Investments made by the subject Investors in the subject Investees after March 31, 2004 (determined at book value as of the dates such Investments are made) less the amount of any cash dividends or other cash distributions distributed by the subject Investees to the subject Investors after March 31, 2004 in respect of the subject Investees’ equity interests plus (without duplication) the amount of any loans to the subject Investees which are forgiven or otherwise converted into equity; (b) with respect to Investments in the form of loans, if applicable, the principal amount advanced by the subject Investors to the subject Investees after March 31, 2004 less the amount of all principal payments made by the subject Investees to the subject Investors after March 31, 2004 in respect of loans less (without duplication) the amount of any loans to the subject Investees which are forgiven or otherwise converted into equity; and (c) with respect to debt Investments in the form of guarantees of Indebtedness of the subject Investees by the subject Investors, the face amount of the guaranties made after March 31, 2004, less the face amount of any guaranties that expire or are cancelled (to the extent not drawn upon) after March 31, 2004 (if any guaranty is drawn upon, then, to the extent of such drawing, it shall be considered a debt Investment). Notwithstanding the foregoing, to the extent that either (i) the amount of cash dividends or other cash distributions exceeds the amount of equity Investments otherwise made by any Investor in any subject Investee or (ii) the principal amount of debt repaid by any Investee exceeds the principal amount advanced to the subject Investee by the subject Investor, then, in either case, such excess shall not be applied to reduce the Aggregate Net Amount of Investment in any other Investee. In calculating the Aggregate Net Amount of Investments in any Investees, there will be excluded from such calculation (i) any amount that is contributed from the proceeds of equity issuances of the Borrower consummated after March 31, 2004 and (ii) the contribution to any Investee of capital stock of the Borrower held in treasury on March 31, 2004 or any contributions to any Investee of the proceeds from any transfer thereof by the Borrower or any other Investee.

(v) The calculation of the Aggregate Net Amount of all Investments made in any Multi-Tier Investment Transaction (defined below) shall not be done in a duplicative manner. “Multi-Tier Investment Transaction” shall mean any series of Investments made involving Borrower and/or any of its Consolidated Subsidiaries over any period of not more than 90 days where Borrower deems the proceeds of the initial Investment (the “Initial Investment”) to have been used to make one or more subsequent Investments (each a “Subsequent Investment”); provided, however, that each such Subsequent Investment shall be deemed not to exceed the amount of the Initial Investment or Subsequent Investment, as applicable, that immediately precedes it in such series. The calculation of the Aggregate Net Amount of the Investments made in any Multi-Tier Investment Transaction as it relates to the usage of the equity Investment basket and the foreign Investment basket in the respective subsections (d)(i) and (d)(ii) of this Section 5.16 shall be performed so that once any portion of the Initial Investment or any Subsequent Investment is applied in a way that constitutes usage of the applicable basket (such application being defined herein as an “Initial Basket Application”), all subsequent applications of such portion that would otherwise constitute usage of that basket (such application being defined herein as a “Subsequent Basket Exemption”) are disregarded in the calculation of the usage of such basket. Furthermore, no return on any Subsequent Investment that constitutes a Subsequent Basket Exemption shall reduce the Aggregate Net Amount of the basket usage of the Investments involved in any Multi-Tier Investment Transaction unless such return is also distributed as a return on the related Initial Investment or Subsequent Investment, as applicable, constituting the Initial Basket Application (and until so distributed, such return shall be available for reinvestment as another Subsequent Basket Exemption).

(e) loans or advances to employees, officers or directors of the Borrower or any Consolidated Subsidiary in the ordinary course of business for travel, relocation and other business related expenses;

(f) Hedging Agreements permitted by Section 5.19;

(g) Permitted Acquisitions;

(h) Permitted Securitization Subsidiaries;

(i) Investments by Foreign Subsidiaries in other Foreign Subsidiaries, including transfers of such Investments between Foreign Subsidiaries (without regard to the limitations set forth in subsection (d) of this Section 5.16);

(j) Investments transferred to Capital Management Subsidiary as a result of the Capital Management Subsidiary Transfer;

(k) Investments by Borrower or any domestic Consolidated Subsidiary in any other domestic Consolidated Subsidiary to the extent consisting of any contribution of the contributors’ holdings of equity interests in any other domestic Consolidated Subsidiary; and

(l) Investments by Borrower or any domestic Consolidated Subsidiary in any other Consolidated Subsidiary (domestic or foreign) to the extent consisting of any contribution of the contributors’ holdings of equity interests in any Foreign Subsidiary.

(j) The Agreement is hereby further amended by deleting the “and” at the end of clause (c) of Section 5.18 and deleting clause (d) of Section 5.18 in its entirety and by adding a new clause (d) and a new clause (e) at the end of such Section reading as follows:

(d) transfers made as part of Acquisitions and Investments permitted under Section 5.16 hereof; and

(e) the sale or other disposition of such assets (which may include the capital stock of any Subsidiary of the Borrower or all or substantially all of the assets of any Subsidiary of the

Borrower) so long as (i) the aggregate Consolidated EBIT attributable to assets which are disposed of in any fiscal year of the Borrower does not exceed 10% of the Consolidated EBIT for the immediately preceding fiscal year and (ii) the aggregate amount of assets (determined at book value in accordance with GAAP) which are disposed of in any fiscal year of the Borrower do not exceed in the aggregate 10% of the Consolidated Total Assets as of the end of the immediately preceding fiscal year.

(k) The Agreement is hereby further amended by adding Schedule 5.16 attached hereto.

(l) The Agreement is hereby further amended by adding Exhibit F attached hereto.

Section 2. Benefits of Loan Documents.

Each reference to the “Credit Agreement” in any of the Loan Documents shall be deemed to be a reference to such agreement as amended by this Amendment, and as may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions thereof.

Section 3. Effectiveness of Amendment. This Amendment shall become effective as of the date first above written upon the execution hereof by the Lender and the Borrower.

Section 4. Representations. The Borrower represents to the Lender that:

(a) The execution, delivery and performance by the Borrower of this Amendment, (i) does not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect or where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (ii) will not violate any applicable law or regulation or any order of any Governmental Authority which could reasonably be expected to have a Material Adverse Effect, (iii) will not violate the charter, by-laws or other organizational documents of the Borrower or any of its Consolidated Subsidiaries, (iv) will not violate or result in a default under any indenture, material agreement or other material instrument binding on the Borrower or any of its Consolidated Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Consolidated Subsidiaries and (v) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Consolidated Subsidiaries, except Liens (if any) created under the Loan Documents.

(b) The execution, delivery and performance by the Borrower of this Amendment is within the Borrower’s organizational powers and has been duly authorized by all necessary organizational, and if required, stockholder action. This Amendment has been duly executed and delivered by the Borrower, and constitutes the valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(c) Immediately after giving effect to this Amendment, no Default or Event of Default exists.

Section 5. Reaffirmation. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower in the Agreement and the other Loan Documents to which it is a party as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full except to the extent such representations expressly relate to an earlier date or have been updated to the extent permitted by the Agreement.

Section 6. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

Section 8. Effect. Except as expressly herein amended, the terms and conditions of the Agreement shall remain in full force and effect. In furtherance hereof, the Borrower confirms that, unless otherwise agreed to hereafter by Lender, the Borrower will continue to follow the Cash Management Arrangement as presently set forth in Section 2.2 and Exhibit B of the Credit Agreement, which will include, without limitation: (i) the Borrower continuing to utilize all proceeds of advances under the Revolver to fund intercompany loans by the Borrower directly to CCS (and the Borrower specifically agrees not to fund such intercompany loans through any of its Affiliates, including, without limitation, the Capital Management Subsidiary); and (ii) any intercompany loan between the Borrower and CCS that results from any advance under the Revolver will not be transferred by the Borrower or CCS to any of their respective Affiliates (including, without limitation, the Capital Management Subsidiary) and will not be forgiven or cancelled except in connection with the full repayment of such intercompany loan (any breach of the aforementioned covenant contained in (ii) will result in an Event of Default). Notwithstanding anything to the contrary in any Loan Document, the Lender hereby consents to all Investments made by the Borrower and its Consolidated Subsidiaries on or prior to March 31, 2004.

Section 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized officers all as of the day and year first above written.

CERTEGY INC.

By
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION as Lender

By
Name:
Title:

EXHIBIT E

MASTER INTERCOMPANY NOTE

August     , 2004

FOR VALUE RECEIVED, each of the parties hereto, in its capacity as a borrower (each, in such capacity, an “Intercompany Borrower”), hereby promises to pay to the order of each of the other parties hereto, in its capacity as a lender (each, in such capacity, an “Intercompany Lender”), as applicable, the unpaid principal amount of advances made by the applicable Intercompany Lender to the applicable Intercompany Borrower from time to time as shown on the general ledger of the applicable Intercompany Lender at such time, unless previously paid in full, ON DEMAND, and to pay interest on such unpaid principal amount for each day such amount shall remain outstanding at the interest rate agreed to by the applicable Intercompany Borrower and the applicable Intercompany Lender from time to time with such interest payable at such times as may be required the applicable Intercompany Lender.

It is contemplated that the parties to this Master Intercompany Note shall be Certegy Capital, Inc., a Georgia corporation (“Capital”), Certegy Inc., a Georgia corporation (“Certegy”), and certain of Certegy’s direct and indirect subsidiaries, as they may exist from time to time. Additional parties may be added to this Master Intercompany Note by the execution and delivery of a Joinder to Master Intercompany Note substantially in the form attached hereto as Exhibit A (or in such other form as may be approved by Capital, in its sole discretion). Any of the parties to this Master Intercompany Note may be removed as parties hereto at any time by the execution and delivery of a Withdrawal from Master Intercompany Note substantially in the form attached hereto as Exhibit B (or in such other form as may be approved by Capital, in its sole discretion); provided, however, that (i) neither Certegy nor Capital may be removed unless all then remaining parties to this Master Intercompany Note are removed and this Master Intercompany Note is cancelled and (ii) unless this Master Intercompany Note is cancelled, no party hereto may be removed from this Master Intercompany Note at any time when either (a) such party remains indebted to another party hereto for money borrowed or (b) such party is owed money by another party hereto for money borrowed (unless in the case of either clause (a) or (b) above, the remaining indebtedness is then separately documented by a promissory note between the relevant parties).

Presentment, demand, protest and notice of dishonor are hereby waived by the parties hereto.

This Master Intercompany Note is one of the Intercompany Notes referred to in that certain Revolving Credit Agreement dated as of September 3, 2003, by and among Certegy, the lenders from time to time a party thereto, Wachovia Bank, N.A., as syndication agent, Bank of America, N.A., as documentation agent, and SunTrust Bank, as administrative agent (as amended or otherwise modified from time to time, the “Credit Agreement”) and is made in accordance with the provisions of Section 7.4 thereof.

This Master Intercompany Note may be executed in counterparts and delivered by facsimile transmission with the same effect as if all parties hereto originally executed the same copy hereof and such originally executed copy hereof were delivered to all parties hereto.

THIS MASTER INTERCOMPANY NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA.

IN WITNESS WHEREOF, each of the parties hereto has executed this Master Intercompany Note as of the date of issuance first above written.

CERTEGY INC.	CERTEGY CAPITAL, INC.

By:	By:
Name:	Name:
Title:	Title:

[ENTITY NAME]	[ENTITY NAME]

By:	By:
Name:	Name:
Title:	Title:

[ENTITY NAME]	[ENTITY NAME]

By:	By:
Name:	Name:
Title:	Title:

[ENTITY NAME]	[ENTITY NAME]

By:	By:
Name:	Name:
Title:	Title:

[ENTITY NAME]	[ENTITY NAME]

By:	By:
Name:	Name:
Title:	Title:

[ENTITY NAME]	[ENTITY NAME]

By:	By:
Name:	Name:
Title:	Title:

EXHIBIT A

TO

MASTER INTERCOMPANY NOTE

FORM OF JOINDER TO MASTER INTERCOMPANY NOTE

JOINDER TO MASTER INTERCOMPANY NOTE

THIS JOINDER TO MASTER INTERCOMPANY NOTE (“Joinder”) is made by the undersigned (collectively, the “Additional Party”) as of                     , 20    , and supplements that certain Master Intercompany Note dated as of August     , 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, and as subject to this and any other joinder thereto or withdrawal therefrom, the “Master Intercompany Note”) by and among Certegy Capital, Inc., Certegy Inc. and the other parties thereto as borrowers and lenders.

Reference is made to that certain Revolving Credit Agreement dated as of September 3, 2003, by and among Certegy, the lenders from time to time a party thereto, Wachovia Bank, N.A., as syndication agent, Bank of America, N.A., as documentation agent, and SunTrust Bank, as administrative agent (as amended or otherwise modified from time to time, the “Credit Agreement”).

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Master Intercompany Note, and if not defined therein, shall have the meanings ascribed to such terms in the Credit Agreement.

Pursuant to Section 7.4 of the Credit Agreement, the Additional Party is required to enter into the Master Intercompany Note on or prior to the time that certain investments are made between the Additional Party and one or more other parties to the Master Intercompany Note. The Master Intercompany Note provides that additional parties may become parties under the Master Intercompany Note by execution and delivery of an instrument substantially in the form of this Joinder.

In accordance with the Master Intercompany Note, the Additional Party by its signature below becomes a party to the Master Intercompany Note with the same force and effect as if originally named therein as a party thereto and the Additional Party hereby agrees to all the terms thereof. Each reference to an “Intercompany Borrower” or an “Intercompany Lender” in the Master Intercompany Note shall be deemed to include the Additional Party, as applicable, in its appropriate capacity. The Master Intercompany Note is hereby incorporated by reference.

This Joinder may be executed in counterparts and delivered by facsimile transmission with the same effect as if all parties hereto originally executed the same copy hereof and such originally executed copy hereof were delivered to Capital. This Joinder shall become effective as of the date first set forth above upon delivery to Capital of a copy of this Joinder that bears the signature of the Additional Party.

Except as expressly supplemented hereby, the Master Intercompany Note shall remain in full force and effect.

THIS JOINDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

IN WITNESS WHEREOF, the Additional Party has duly executed this Joinder as of the day and year first above written.

[NAME OF ADDITIONAL PARTY]

By:
Name:
Title:

[add any further Additional Party signature blocks here]

EXHIBIT B

TO

MASTER INTERCOMPANY NOTE

FORM OF WITHDRAWAL FROM MASTER INTERCOMPANY NOTE

WITHDRAWAL FROM MASTER INTERCOMPANY NOTE

THIS WITHDRAWAL FROM MASTER INTERCOMPANY NOTE (“Withdrawal”) is made by the undersigned (collectively, the “Withdrawing Party”) as of                     , 20    , and supplements that certain Master Intercompany Note dated as of August     , 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, and as subject to this and any other joinder thereto or withdrawal therefrom, the “Master Intercompany Note”) by and among Certegy Capital, Inc., Certegy Inc. and the other parties thereto as borrowers and lenders.

Reference is made to that certain Revolving Credit Agreement dated as of September 3, 2003, by and among Certegy, the lenders from time to time a party thereto, Wachovia Bank, N.A., as syndication agent, Bank of America, N.A., as documentation agent, and SunTrust Bank, as administrative agent (as amended or otherwise modified from time to time, the “Credit Agreement”).

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Master Intercompany Note, and if not defined therein, shall have the meanings ascribed to such terms in the Credit Agreement.

Pursuant to Section 7.4 of the Credit Agreement, the Withdrawing Party was required to enter into the Master Intercompany Note on or prior to the time that certain investments were to be made between the Withdrawing Party and one or more other parties to the Master Intercompany Note. The Master Intercompany Note provides that existing parties thereto may withdraw therefrom upon the satisfaction of certain conditions and the execution and delivery of an instrument substantially in the form of this Withdrawal.

In accordance with the Master Intercompany Note, the Withdrawing Party by its signature below hereby withdraws from the Master Intercompany Note, effective as of the date recited in Capital’s acceptance hereof below.

This Withdrawal may be executed in counterparts and delivered by facsimile transmission with the same effect as if all parties hereto originally executed the same copy hereof and such originally executed copy hereof were delivered to Capital.

Except as against the Withdrawing Party from and after the effectiveness of this Withdrawal, the Master Intercompany Note shall remain in full force and effect.

THIS WITHDRAWAL SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

IN WITNESS WHEREOF, the Withdrawing Party has duly executed this Withdrawal as of the day and year first above written.

[NAME OF WITHDRAWING PARTY]

By:
Name:
Title:

[add any further Withdrawing Party signature blocks here]

Accepted as of the      day of                     , 20    , by

CERTEGY CAPITAL, INC.

By:
Name:
Title:

SCHEDULE 5.16

CERTAIN INVESTMENTS IN THE BORROWER AND ITS SUBSIDIARIES

(as of March 31, 2004)1

A.	Net Investments by the Borrower in its Domestic Subsidiaries

(US$’s)

Investment Holder	Entity Invested In	Investment Amount (for Loan Investments)	Investment Amount (for Equity Investments)
Certegy Inc.	Certegy Europe LLC		$33,515,259
Certegy Inc.	Certegy Payment Services, Inc.		$104,793,452
Certegy Inc.	Certegy First Bankcard Systems Inc.		$10,738,188
Certegy Inc.	Certegy Asia Pacific Holdings, Inc.		$500
Certegy Inc.	Certegy Asset Management Inc.		$500
Certegy Inc.	Certegy Licensing Services, Inc.		$500
Certegy Inc.	Certegy Capital, Inc.	$178,572	$500
Certegy Inc.	Certegy Transaction Services, Inc.	$61,324,972
Certegy Inc.	Certegy Payment Recovery Services, Inc.	$24,817,313
Certegy Inc.	Certegy Card Services, Inc.	$157,301,250
Certegy Inc.	Certegy E Banking Services, Inc.	$10,153,538
Certegy Inc.	Financial Insurance Marketing Group Inc.	$82,052
Certegy Inc.	Crittson Financial Corporation	$102,233
Certegy Inc.	Certegy Asia Pacific Holdings, Inc.	$9,439,871
Certegy Inc.	Certegy Global Card Services, Inc.	$15,228,920

[1]	Where offsetting Investments exist between any two Persons, this Schedule 5.16 may give effect to the netting of such Investments between those Persons by only disclosing a single investment by one Person in the other Person.

Investment Holder	Entity Invested In	Investment Amount (for Loan Investments)	Investment Amount (for Equity Investments)
Certegy Inc.	Payment South America Holdings, Inc.	$7,815,103
Certegy Inc.	Card Brazil Holdings, Inc.,	$574,220

Total:		$287,018,044	$149,048,899

B.	Net Investments by the Borrower and its Domestic Subsidiaries in Foreign Subsidiaries

(US$’s)

Investment Holder	Entity Invested In	Investment Amount (for Loan Investments)	Investment Amount (for Equity Investments)
Certegy Inc.	Certegy Canada, Inc.	$5,347	$2,462,887
Certegy Check Services, Inc.	Certegy Canada, Inc.	$46,559
Certegy Europe LLC	Certegy Ltd.		$33,515,259
Certegy Inc.	Certegy Ltd.	$236,036
Payment South America Holdings Inc.	Payment Chile S.A		$11,386,008
Payment South America Holdings Inc.	Payment Brasil Holdings Ltda.		$140,796,511
Payment South America Holdings Inc.	Payment Brasil Holdings Ltda.		$9,816,495
Card Brazil Holdings, Inc.	AGES Participacoes Ltda		$58,775,314
Certegy First Bankcard Systems Inc.	Certegy Ltda.	$1,195,917
Certegy Card Services, Inc.	Certegy Ltda.	$243,377
Certegy Asia Pacific Holdings Inc.	Certegy Card Services Australia Pty Ltd.		$8,915,599
Certegy First Bankcard Systems Inc.	Certegy Card Services Australia Pty Ltd.	$464,635
Certegy Card Services, Inc.	Certegy Card Services Australia Pty Ltd.	$233,725

Investment Holder	Entity Invested In	Investment Amount (for Loan Investments)	Investment Amount (for Equity Investments)
Certegy Inc.	Certegy Card Services Australia Pty Ltd.	$395,957
Certegy First Bankcard Systems Inc.	Certegy Card Services Ltd.	$346,066
Certegy Card Services, Inc.	Certegy Card Services Ltd.	$117,403
Certegy Global Card Services, Inc.	Certegy Card Services Ltd.	$502,745

Total:		$3,787,767	$265,668,073

C.	Net Investments by Foreign Subsidiaries in the Borrower and its Domestic Subsidiaries

(US$’s)

Investment Holder	Entity Invested In	Investment Amount (for Loan Investments)	Investment Amount (for Equity Investments)
Certegy Card Services Australia Pty Ltd.	Certegy Global Card Services, Inc.	$116,696
Certegy Canada, Inc.	Certegy First Bankcard Systems, Inc.	$49,957
Certegy (Cayman Islands) Ltd.	Certegy First Bankcard Systems, Inc.	$548,382
Certegy S.A.	Certegy Card Services, Inc.	$88,699

Total:		$803,734

D.	Net Investments by Domestic Subsidiaries in Domestic Subsidiaries

(US$’s)

Investment Holder	Entity Invested In	Investment Amount (for Loan Investments)	Investment Amount (for Equity Investments)
Certegy Payment Services, Inc.	Certegy Card Services, Inc.	$86,760	$64,033,027

Investment Holder	Entity Invested In	Investment Amount (for Loan Investments)	Investment Amount (for Equity Investments)
Certegy Transaction Services, Inc.	Game Financial Corporation	$121,527	$43,078,657
Certegy Transaction Services, Inc.	Certegy Check Services, Inc.	$5,258,412
Certegy Card Services, Inc.	Certegy First Bankcard Systems, Inc.	$28,231
Certegy Card Services, Inc.	Certegy Transaction Services, Inc.	$62,384
Certegy Card Services, Inc.	Certegy Payment Recovery Services, Inc.	$1,136,952
Certegy Card Services, Inc.	Certegy Check Services, Inc.	$3,153,588
Certegy Card Services, Inc.	Certegy E-Banking Services, Inc.	$195,065
Certegy Card Services, Inc.	Certegy Licensing Services, Inc.	$335,385
Certegy Card Services, Inc.	Certegy Global Card Services, Inc.	$138,887	$500
Financial Insurance Marketing Group, Inc.	Certegy Card Services, Inc.	$573
Certegy E-Banking Services, Inc.	Certegy Check Services, Inc.	$5,387
Certegy Licensing Services, Inc.	First Bankcard Systems, Inc.	$137,400
Certegy Licensing Services, Inc.	Certegy Check Services, Inc.	$6,756
Certegy First Bankcard Systems, Inc.	Certegy Global Card Services, Inc.	$117,391
Certegy Payment Recovery Services, Inc.	Certegy Transaction Services, Inc.	$40,671
Certegy Payment Recovery Services, Inc.	Certegy Check Services, Inc.	$3,583,853
GameCash, Inc.	Certegy Check Services, Inc.	$143,250
Certegy Payment Services, Inc.	Certegy Check Services, Inc.		$204,029
Certegy Payment Services, Inc.	Certegy Transaction Services, Inc.		$500

Investment Holder	Entity Invested In	Investment Amount (for Loan Investments)	Investment Amount (for Equity Investments)
Certegy Payment Services, Inc.	Financial Insurance Marketing Group, Inc.		$1,000
Certegy Payment Services, Inc.	Certegy E-Banking Services, Inc.		$8,600,000
Certegy Check Services, Inc.	Certegy Payment Recovery Services, Inc.		$418,334
Certegy Card Services, Inc.	Payment South America Holdings, Inc.		$207,540,198
Payment South America Holdings, Inc.	Payment South America LLC		$100
Payment South America Holdings, Inc.	Card Brazil Holdings, Inc.		$55,357,679
Card Brazil Holdings, Inc.	Card Brazil LLC		$100
Certegy Card Services, Inc.	Crittson Financial Corporation		$20,750,000

Total:		$14,552,472	$399,984,124

E.	Net Investments by Foreign Subsidiaries in Foreign Subsidiaries

(UK£ unless otherwise noted)

Investment Holder	Entity Invested In	Investment Amount (for Loan Investments)		Investment Amount (for Equity Investments)
Certegy Ltd.	Certegy Card Services Ltd.		17,080,544	11,101,763
Certegy Card Services Ltd.	Certegy Card Services Australia Pty Ltd.		5,474
Certegy Australia plc	Certegy Card Services Australia Pty Ltd.	A$	12,639,722
Certegy Ireland Ltd.	Certegy France SNC		1,692,721
Transax plc	Certegy Ltd.		3,385,507

Investment Holder	Entity Invested In	Investment Amount (for Loan Investments)	Investment Amount (for Equity Investments)
Certegy Ltd.	Certegy France SNC	342,675
Certegy Ltd.	Certegy Ireland Ltd.	430,809
Certegy Ltd.	Certegy Australia plc	1,942,063
Certegy Ltd.	Certegy New Zealand Ltd.	222,575
VIV plc	Certegy Ltd.	268,083
Certegy New Zealand Ltd.	Certegy Australia plc	495,647
Certegy France	Certegy France SNC	344,822
Payment Brasil Holdings Ltda.	Certegy (Cayman Islands) Ltd.		R$	1,629,493
Payment Brasil Holdings Ltda.	Certegy Ltda.		R$	167,296,011
AGES Participacoes	Certegy Ltda.		US$	58,775,314
Payment Chile S.A.	Certegy S.A.			CHP5,945,695,918
Certegy Ltd.	Transax plc			16,973,572
Transax plc	Certegy France plc			495,319
Certegy France plc	Certegy France SNC			3,008
Transax plc	Certegy Ireland Ltd.			96
Transax plc	Central Credit Services Ltd.			2
Transax plc	VIV plc			500,000
Transax plc	Certegy Australia plc			6,615,431
Transax plc	Retail Credit Management Ltd.			2
Transax plc	Certegy New Zealand Ltd.			1,179,470
Transax plc	Aircrown Ltd.			100
Transax plc	Admast Tax Free Shopping plc			1,000
Retail Credit Management Ltd	Transax plc	62,868

Total:		Xxxxxxxxx		xxxxxxxxx